UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 23, 2011

Danaher Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-08089	59-1995548
(Commission File Number)	(IRS Employer Identification No.)

2200 Pennsylvania Ave., N.W., Suite 800W, Washington, D.C.	20037-1701
(Address of Principal Executive Offices)	(Zip Code)

202-828-0850

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 23, 2011, Danaher Corporation (“Danaher”) issued $300,000,000 aggregate principal amount of Floating Rate Senior Notes due 2013 (the “Floating Rate Notes”), $400,000,000 aggregate principal amount of 1.300% Senior Notes due 2014 (the “2014 Notes”), $500,000,000 aggregate principal amount of 2.300% Senior Notes due 2016 (the “2016 Notes”) and $600,000,000 aggregate principal amount of 3.900% Senior Notes due 2021 (the “2021 Notes,” and together with the 2014 Notes and the 2016 Notes, the “Fixed Rate Notes”; the Fixed Rate Notes together with the Floating Rate Notes are referred to herein as the “Notes”), in a public offering pursuant to a registration statement on Form S-3 (File No. 333-159060) and a related prospectus filed with the Securities and Exchange Commission. The Notes were sold pursuant to the terms of a purchase agreement (the “Purchase Agreement”) dated as of June 20, 2011 between Danaher and Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, BNP Paribas Securities Corp., HSBC Securities (USA) Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named in the Purchase Agreement. The Purchase Agreement was separately filed with the SEC on June 21, 2011 as Exhibit 1.1 to Danaher’s Current Report on Form 8-K.

The Notes were issued under an indenture dated as of December 11, 2007 (the “Indenture”) between Danaher and The Bank of New York Mellon Trust Company, N.A. (formerly The Bank of New York Trust Company, N.A.) as trustee (the “Trustee”) and a supplemental indenture relating to each series of Notes, each dated as of June 23, 2011 (together, the “Supplemental Indentures”).

The Floating Rate Notes will mature on June 21, 2013. Interest on the Floating Rate Notes will accrue at a floating rate of three-month LIBOR plus 0.25% per year. Danaher will pay interest on the Floating Rate Notes on March 21, June 21, September 21 and December 21 of each year. The first such payment on the Floating Rate Notes will be made on September 21, 2011. The 2014 Notes will mature on June 23, 2014, the 2016 Notes will mature on June 23, 2016 and the 2021 Notes will mature on June 23, 2021. Interest on the 2014 Notes will accrue at the rate of 1.300% per year, interest on the 2016 Notes will accrue at the rate of 2.300% per year and interest on the 2021 Notes will accrue at the rate of 3.900% per year. Danaher will pay interest on the Fixed Rate Notes on June 23 and December 23 of each year. The first such payment on each series of Fixed Rate Notes will be made on December 23, 2011.

Danaher may redeem some or all of the 2014 Notes or the 2016 Notes at any time by paying a “make-whole” premium, plus accrued and unpaid interest. Prior to March 23, 2021 (three months prior to their maturity date), Danaher may redeem some or all of the 2021 Notes by paying a “make-whole” premium, plus accrued and unpaid interest. On or after March 23, 2021 (three months prior to their maturity date), Danaher may redeem some or all of the 2021 Notes for their principal amount plus accrued and unpaid interest.

If Danaher does not consummate the previously-announced Beckman Coulter acquisition on or prior to December 31, 2011, or the merger agreement with Beckman Coulter is terminated prior to that date, Danaher will be required to redeem in whole and not in part the Notes on the special mandatory redemption date at a redemption price equal to 101% of the aggregate principal amount of the Notes outstanding, plus accrued and unpaid interest.

If a change of control triggering event occurs with respect to the Notes, each holder of Notes may require Danaher to repurchase some or all of its Notes at a purchase price equal to 101% of the principal amount of the Notes, plus accrued interest. A change of control triggering event means the occurrence of both a change of control and a rating event.

The Notes of each series are general unsecured obligations of Danaher, equal in right of payment with all existing and any future unsecured and unsubordinated indebtedness of Danaher, senior in right of payment to any existing and future indebtedness of Danaher that is subordinated to the Notes, and effectively subordinated in right of payment to any existing and future secured indebtedness of Danaher to the extent of the assets securing such indebtedness, and structurally subordinated to all existing and any future indebtedness and any other liabilities of Danaher’s subsidiaries.

Upon the occurrence of an event of default with respect to the Notes, which includes payment defaults, defaults in the performance of certain covenants, and bankruptcy and insolvency related defaults, Danaher’s obligations under the Notes may be accelerated, in which case the entire principal amount of the Notes would be immediately due and payable.

Danaher and its affiliates maintain various commercial and service relationships with the Trustee and its affiliates in the ordinary course of business. Affiliates of the Trustee may in the future engage in lending or hedging transactions with Danaher and its affiliates. In addition, certain of the underwriters party to the Purchase Agreement and their respective affiliates have, from time to time, performed, and may in the future perform, various financial advisory and investment banking services for Danaher, for which they received or will receive customary fees and expenses. Certain of the underwriters or their respective affiliates have been or are lenders under one or more of Danaher’s credit facilities.

The above description of the Indenture and the Supplemental Indentures is qualified in its entirety by reference to the Indenture and the Supplemental Indentures. The Indenture has been included as Exhibit 1.2 to Danaher’s Current Report on Form 8-K filed on December 11, 2007, and the Supplemental Indentures are filed as Exhibits 4.1, 4.2, 4.3 and 4.4 hereto. The Indenture and the Supplemental Indentures are incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits:

Exhibit No.	Description
4.1	Supplemental Indenture, dated as of June 23, 2011, relating to the Floating Rate Notes
4.2	Supplemental Indenture, dated as of June 23, 2011, relating to the 2014 Notes
4.3	Supplemental Indenture, dated as of June 23, 2011, relating to the 2016 Notes
4.4	Supplemental Indenture, dated as of June 23, 2011, relating to the 2021 Notes

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANAHER CORPORATION

By:	/s/ Daniel L. Comas

Name:	Daniel L. Comas
Title:	Executive Vice President and Chief Financial Officer

Dated: June 23, 2011

EXHIBIT INDEX

Exhibit No.	Description
4.1	Supplemental Indenture, dated as of June 23, 2011, relating to the Floating Rate Notes
4.2	Supplemental Indenture, dated as of June 23, 2011, relating to the 2014 Notes
4.3	Supplemental Indenture, dated as of June 23, 2011, relating to the 2016 Notes
4.4	Supplemental Indenture, dated as of June 23, 2011, relating to the 2021 Notes